UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): September 1, 2010
APARTMENT INVESTMENT AND
MANAGEMENT COMPANY
(Exact Name of Registrant as Specified in Its Charter)

Maryland	1-13232	84-1259577
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)
AIMCO PROPERTIES, L.P.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	0-24497	84-1275621
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

4582 SOUTH ULSTER STREET
PARKWAY SUITE 1100, DENVER, CO	80237
(Address of Principal Executive Offices)	(ZIP Code)
Registrant’s Telephone Number, Including Area Code: (303) 757-8101
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:
☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
Item 8.01 Other Events
Item 9.01 Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
EX-1.1
EX-3.1
EX-5.1
EX-8.1
EX-10.1
EX-12.1
EX-99.1

Item 1.01 Entry into a Material Definitive Agreement
Underwriting Agreement
     On September 1, 2010, Apartment Investment and Management Company (the “Company”) and AIMCO Properties, L.P., the operating partnership through which the Company conducts its real estate activities (the “Operating Partnership”), entered into an underwriting agreement (the “Underwriting Agreement”) with the underwriters named therein (the “Underwriters”), for whom Morgan Stanley & Co. Incorporated and Wells Fargo Securities, LLC are acting as representatives, pursuant to which the Company agreed to sell 4,000,000 shares of its 7.75% Class U Cumulative Preferred Stock, par value $.01 per share (the “Class U Preferred Stock”), to the Underwriters in an underwritten public offering (the “Offering”). The Underwriters agreed to pay the Company a purchase price per share of $24.0865 (reflecting a price to the public of $24.8590 per share, less an underwriting discount of $0.7725 per share). The Underwriting Agreement contains customary representations and warranties, covenants, indemnification provisions and closing conditions. The foregoing description of the Underwriting Agreement is qualified in its entirety by reference to the Underwriting Agreement filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference.
     The Company intends to contribute the estimated net proceeds of $96.1 million (after deducting underwriting discounts and commissions and estimated transaction expenses) from the Offering to the Operating Partnership in exchange for a preferred interest in the Operating Partnership. The Operating Partnership intends to use the amount received from the Company to redeem other preferred securities. The Offering is expected to close on September 7, 2010, subject to customary closing conditions.
     The Underwriters and their respective affiliates are full service financial institutions engaged in various activities, which may include securities trading, commercial and investment banking, financial advisory, investment management, principal investment, hedging, financing and brokerage activities. Some of the Underwriters or their affiliates from time to time perform investment banking and other financial services for the Company or the Operating Partnership and their respective affiliates for which they receive advisory or transaction fees, as applicable, plus out-of-pocket expenses, of the nature and in amounts customary in the industry for these financial services. Wells Fargo Securities, LLC is sales agent under an equity distribution agreement with the Company and the Operating Partnership, and an affiliate of Raymond James Associates, Inc. is a lender under the Company’s credit facility.
Amendment to Fourth Amended and Restated Agreement of Limited Partnership of AIMCO Properties, L.P.
     On September 2, 2010, AIMCO-GP, Inc. (the “General Partner”), a wholly owned subsidiary of the Company and the general partner of the Operating Partnership, entered into the Third Amendment (the “Third Amendment”) to the Fourth Amended and Restated Agreement of Limited Partnership of the Aimco Operating Partnership, dated as of July 29, 1994 and amended and restated as of February 28, 2007 (as amended and/or supplemented from time to time), to permit the issuance of additional Class U Partnership Preferred Units of the Operating Partnership, which have substantially identical economic terms as the Class U Preferred Stock.
     The foregoing description of the Third Amendment is qualified in its entirety by reference to the Third Amendment, a copy of which is filed herewith as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     On September 2, 2010, the Company filed Articles Supplementary (the “Articles Supplementary”) with the Department of Assessments and Taxation of the State of Maryland reclassifying and designating an additional 4,000,000 shares of the Company’s authorized and unissued shares of Class A Common Stock, par value $.01 per share (“Common Stock”), as additional shares of the Class U Preferred Stock. The reclassification increases the number of authorized shares classified as Class U Preferred Stock from 8,000,000 shares immediately prior to the reclassification to 12,000,000 shares immediately after the reclassification. The reclassification decreases the number of authorized shares classified as Common Stock from 426,157,736 shares immediately prior to the reclassification to 422,157,736 shares immediately after the reclassification. The first dividend on the Class U Preferred Stock issued and sold in the Offering will be paid on October 15, 2010, and will be for a full quarter in the amount of $0.484375 per share.
     The foregoing description of the Articles Supplementary is qualified in its entirety by reference to the Articles Supplementary, a copy of which is filed herewith as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 8.01 Other Events
     On September 1, 2010, the Company issued a press release announcing the pricing of the shares of the Class U Preferred Stock. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits
     (d) Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement, dated September 1, 2010, by and among Apartment Investment and Management Company, AIMCO Properties, L.P., and Wells Fargo Securities, LLC and Morgan Stanley & Co. Incorporated, as representatives of the several underwriters named therein

3.1	Articles Supplementary dated September 2, 2010

5.1	Opinion of DLA Piper LLP (US)

8.1	Tax Opinion of Skadden, Arps, Slate, Meagher & Flom LLP

10.1	Third Amendment to the Fourth Amended and Restated Agreement of Limited Partnership of AIMCO Properties, L.P., dated as of September 2, 2010

12.1	Statement of Computation of Ratio of Earnings to Fixed Charges

23.1	Consent of DLA Piper LLP (US) (included in Exhibit 5.1)

23.2	Consent of Skadden, Arps, Slate, Meagher & Flom LLP (included in Exhibit 8.1)

99.1	Press release issued by Apartment Investment and Management Company on September 1, 2010

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APARTMENT INVESTMENT AND MANAGEMENT COMPANY

Date: September 3, 2010	By:		/s/ Ernest M. Freedman

		Name:	Ernest M. Freedman
		Title:	Executive Vice President and Chief Financial Officer

Date: September 3, 2010	AIMCO PROPERTIES, L.P.

	By:	AIMCO-GP, Inc.,
Its general partner

		By:	/s/ Ernest M. Freedman

		Name:	Ernest M. Freedman
		Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement, dated September 1, 2010, by and among Apartment Investment and Management Company, AIMCO Properties, L.P., and Wells Fargo Securities, LLC and Morgan Stanley & Co. Incorporated, as representatives of the several underwriters named therein

3.1	Articles Supplementary dated September 2, 2010

5.1	Opinion of DLA Piper LLP (US)

8.1	Tax Opinion of Skadden, Arps, Slate, Meagher & Flom LLP

10.1	Third Amendment to the Fourth Amended and Restated Agreement of Limited Partnership of AIMCO Properties, L.P., dated as of September 2, 2010

12.1	Statement of Computation of Ratio of Earnings to Fixed Charges

23.1	Consent of DLA Piper LLP (US) (included in Exhibit 5.1)

23.2	Consent of Skadden, Arps, Slate, Meagher & Flom LLP (included in Exhibit 8.1)

99.1	Press release issued by Apartment Investment and Management Company on September 1, 2010